                                                                    Exhibit 10.5

                               PURCHASE AGREEMENT
                              (English Translation)

Party A: Pacific (Jinjiang) Shoes Co., Ltd.

Party B: Huachang Footwear Materials Company

For the  purpose  of long term  cooperation,  Party A and Party B, upon  amiable negotiation,  enter into the following agreement concerning the supply of series products (hereinafter referred to as "Products") to Party A by Party B under the term and condition herein:

1    SCOPE AND PRICE OF PRODUCTS

1.1  Party B shall provide the products to Party A.

1.2  Products  purchased  by Party A from  Party B may be  resold  to any  third party.

1.3  Party B undertakes  that,  during the term hereof,  its quotation  shall be competitive  within  the  footwear,  i.e.,  the  price may not  exceed  the
     Threshold price quoted for the similar  products within the domestic market and the most  favored  price of  products  has  been  provided  to Party A;
     otherwise  Party B shall  supply the products to Party A at the bottom line quoted  for  the  similar  products  within  the  domestic  market  or  the preferential  price quoted to the third party by Party B, which shall apply to the products have been sold to Party A.

2    QUANTITY, TIME LIMIT AND PLACE OF DELIVERY

2.1  During the term hereof,  Party A shall, subject to the actual requirements, issue the order to Party B for the  purchase  of  products  as  referred in
     Article 1 hereof.  Such order attached  herein as Schedule shall detail the type, specification, quantity, time limit and place of delivery etc, Part B shall  deliver the  products in the type and quantity at the time limit and place as referred in such order.

2.2  Party B acknowledges that it shall make reply within 1 working day upon the receipt of purchase  order to deliver the products  ordered within the time limit to the place referred in such order, furthermore,  Party B guarantees that the lead time of  delivery  shall not  exceed  the  longest  period of supply guaranteed by Party B calculated from the date of order, Party A may make the specific date within such period as the delivery date.

2.3  Based on the lead  time  referred  in  Article  2.2  herein,  Party A shall indicate the specific  delivery date in the purchase order.  Party B shall, prior to the  acceptance  of such  purchase  order,  affirm its capacity of supply including the quantity and time limit requirements, if Party B fails to satisfy such requirements, the formal notice shall be delivered to Party
     A for the renegotiation  between the Parties and amendment to such purchase order, provided, however, in no event the longest period of supply referred in Article 2.2 herein may be extended.  It shall  constitute  the breach of
     Party  B if the  purchase  order  issued  by  Party A is  accepted  but the delivery  is delayed,  in such event,  Party A reserve the rights to reject such products delivered and require the  indemnification of losses suffered by Party A therefrom.

3    ORDER PROCESS

3.1  Issuance of Purchase Order

     Party A shall issue the  purchase  order to Party B through fax as referred herein,  each purchase  order shall be signed and sealed by the  authorized representative of Party A and indicate

     (1)  this Contract as the basis of such purchase order;
     (2)  the name, quantity and price of products ordered;
     (3)  the specific place of delivery, consignee and contact information; and
     (4)  the delivery date required by Party A.

     If any of  information  referred  above is incomplete or not compliant with the  stipulation  herein,  Party B may  dispute  or refuse  to accept  such purchase order.
3.2  Acceptance of Purchase Order

     Within 1 working day upon the  receipt of purchase  order faxed by Party A,
     Party B shall seal such purchase  order and affirm the quantity,  price and date of delivery, it shall constitute the acceptance of such purchase order if such  purchase  order sealed has been returned to Party A through fax as referred  herein,  provided,  however,  if such purchase  order fails to be returned as mentioned  above,  Party A may treat it as has been objected by
     Party B and becomes null and void.

3.3  Amendment of Purchase Order

      Any  amendment to the purchase  order shall come into effect only upon the signatures  and  seals by the  authorized  representatives  of Party A and
      Party B, Party B shall,  affirm, in the form of seal, any amendment to the purchase order suggested by Party A in writing notice within 1 working day upon receipt of the same.

3.4  Cancellation of Purchase Order

     The purchase order shall be fulfilled fully and duly upon effectiveness and may not be  cancelled  by either  Party  except in writing  form agreed and acknowledged by the Parties with seal.

4    PACKAGE AND TRANSPORT

4.1  Products  delivered to Party A shall be protected with standard packages or
     packages   required  by  Party  A,  which  shall  be  consistent  with  the requirements  for long  distance  transportation,  loading & unloading  and repeated  use, if the carton or wooden  case is used as the outer  package, appropriate  measures shall be taken for the protection  against of seepage water,  rot or dash.  All expenses  arising from package  shall be borne by
     Party B and Party B shall  indemnify the losses  suffered by Party A due to the  damages  or  losses of  products  arising  from the undue or  improper packages.

5    PAYMENT TERM

5.1  All expenses between Party A and Party B hereunder shall be settled in RMB.

5.2  Payment Term

     The Parties shall check the contract  prices of the preceding  month at the end of this month on the basis of proof of  delivery  affirmed  by Party A.
     thereafter  Party B shall issue the VAT invoice  according  to the contract prices  affirmed by the  Parities and Party A shall pay such VAT invoice in cash within 1 month upon the receipt of such invoice, provided, however, if any condition for payment is not fulfilled,  Party A may refuse to pay such invoice.

5.3  Any dispute between the Parties  concerning the payment shall be settled in accordance with the unit price listed in purchase order and the quantity of delivery to Party B affirmed by the Parties.

6    QUALITY AND ACCEPTANCE

6.1  All products  delivered to Party B shall  conform to the standards of state and industry.

6.2  Party B shall fax the shipment  order to Party A upon  shipment and Party A shall,  as quickly as possible,  check the quantity  and  specification  of products upon delivery to the  destination  designated by Party A and shall sign the shipment order at site.

7    LIABILITY

7.1  If Party B delays the delivery,  damages as 1% of the total contract prices under such  purchase  order shall be paid to Party A per each day  delayed, provided,  however,  the total amounts of such damages may not exceed 5% of such  total  contract  prices;  if any delay  exceeds  5 days,  Party A may terminate  this  Contract  and  require  the  payment  of  losses  suffered therefrom,  or require the continuing performance of Party B and damages as
     10% of the total contract prices under such purchase order.

7.2  Party A shall make payment within the time limit agreed,  if Party A delays the  payment,  damages  as 0.1% of the total  contract  prices  under  such purchase  order  shall be paid to Party B per each day  delayed,  provided, however,  the total amounts of such damages may not exceed 5% of such total contract prices.

7.3  If  the  product  delivered  to  Party  A  fails  to  satisfy  the  quality requirements,  the price  abatement  shall be made if Party A accepts  such product, provided,  however, if Party A does not accept such product, Party
     B shall be liable for the repair,  replacement  or recall of such  product, all  expenses  arising  therefrom  shall be borne by Party B, in  addition, damages as 10% of the total contract prices under such purchase order shall be paid to Party A; if the product still fails to satisfy the  requirements
     herein  upon such  repair or  replacement,  Party A may reject the same and damages as 3 times of contract price of such product shall be paid to Party
     A.

8    FORCE MAJEURE

     If either  Party fails to perform,  partially or totally,  its  obligations hereunder due to the occurrence of war, strike,  natural  disasters and any other force majeure  event,  the Party  affected  shall make written notice through fax to the other Party within 3 working days upon the occurrence of such force majeure event and shall provide the written evidences  certified by the competent  government  authorities within reasonable period, in such event,  the Parties shall  renegotiate  the  performance  hereunder and the obligations concerned may be exempted totally or partially.

9    SETTLEMENT OF DISPUTE

     Any dispute or  controversy  arising from the  performance  hereof shall be settled by the Parties through amiable negotiation,  if fails, either Party may bring a lawsuit  before the  People's  Court  where Party A is located.
     This  Contract  shall be performed  continually  pending the  settlement of dispute except those under legal proceedings.

10   EFFECTIVENESS AND TERM

10.1 This Contract  shall come into effect upon the  signatures and seals by the authorized  representatives of the Parties. This Contract shall be executed in quadruplication, each Party shall have two.

10.2 The term of this Contract  shall be 12 months  commencing  from January 11,
     2008 to January 10,  2009.  This  Contract may be extended if agreed by the
     Parties within 30 days prior to the expiration hereof.

10.3 Any change or amendment to this Contract  shall be in writing and sealed by the Parties hereto.

PARTY A:                                   PARTY B:

Name: Pacific (Jinjiang) Shoes Co., Ltd    Huachang Footwear Materials Company

(seal) (seal)

Legal Representative: /s/ Li Haiting       Legal Representative: /s/ Chen Liming

Agent:                                     Agent:

Beneficiary Bank:                          Beneficiary Bank:

Account Number:                            Account Number:

Date: January 11, 2008                     Date: January 11, 2008